SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 6, 2007

(Date of Report)

August 6, 2007

(Date of Earliest Event Reported)

H3 Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-32260	65-0835444
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer I.D. No.)

116 John Street, Suite 2830, New York, NY 10038

(Address of Principal Executive Offices)

(212) 385-8036

(Registrant's Telephone Number)

Uptown Restaurant Group, Inc.

955 E. Javelina Ave, Ste 114, Meda, AZ 85204

(480) 503-3363

(Former name, address and telephone number of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01

Other Events.

H3 Enterprises, Inc. was informed last week in a communication from Pink Sheets, LLC, on which the Company's stock is traded, that although the Company does not make filings with the Securities & Exchange Commission, it is technically subject to the SEC's reporting requirements due to the fact that the Company's previous legal counsel did not give notice to the SEC in 2001 to deregister and delist its stock with the SEC, following the abandonment of the Company's SB-2 registration filing made in 2000 under its previous name, Uptown Restaurant Group, Inc..   The Company gives notice pursuant to this 8-K filing that it will file a Form RW with the SEC to formally deregister and delist its stock with the SEC.

SIGNATURES

In accordance with the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H3 ENTERPRISES, INC.

Date:  August 6, 2007

By: /s/ Dr. Benjamin Chavis

Dr. Benjamin Chavis

President

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